EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                    Chapter 11

IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,         Case No. 01-15288 (BRL)
                    Debtors                         through 01-15302, 01-15308
                                                    through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                    THE PERIOD JANUARY 1 TO JANUARY 31, 2002


DEBTORS' ADDRESS:                         Bethlehem Steel Corporation
                                          1170 Eighth Avenue
                                          Bethlehem, PA 18016

DISBURSEMENTS:  January 1 to January 31, 2002 (millions):                $297.9
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                        Weil, Gotshal & Manges LLP
                                          767 Fifth Avenue
                                          New York, NY 10153
                                          Harvey R. Miller (HM 6078)
                                          Jeffrey L. Tanenbaum (JT 9797)
                                          George A. Davis (GD 2761)

NET LOSS:  January 1 to January 31, 2002 (millions):                      $41.9


REPORT PREPARER:                          Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:  February 20, 2002                           /s/ Lonnie A. Arnett
                                                   -----------------------------
                                                   Lonnie A. Arnett
                                                   Vice President, Controller
                                                   and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTOR-IN-POSSESSION)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            (dollars and shares in millions, except per share data)

                                                                               JANUARY 31, 2002
                                                                            ---------------------
                                                                                  ONE MONTH
                                                                                (unaudited)
                                                                            ---------------------
      NET SALES                                                                          $ 266.3
                                                                            ---------------------

      COSTS AND EXPENSES
           Cost of sales                                                                   274.2
           Depreciation                                                                     20.7
           Selling, administration and general expense                                       7.7
                                                                            ---------------------
      TOTAL COSTS AND EXPENSES                                                             302.6
                                                                            ---------------------

      LOSS FROM OPERATIONS                                                                 (36.3)

      REORGANIZATION ITEMS (Note 2)                                                         (1.3)

      FINANCING EXPENSE - NET (Note 2)                                                      (4.3)
                                                                            ---------------------

      NET LOSS                                                                             (41.9)

      DIVIDEND REQUIREMENTS ON PREFERRED AND PREFERENCE STOCK                                3.3
                                                                            ---------------------

      NET LOSS APPLICABLE TO COMMON STOCK                                                $ (45.2)
                                                                            =====================


      NET LOSS PER COMMON SHARE:
           Basic and Diluted                                                             $ (0.35)


      AVERAGE SHARES OUTSTANDING:
           Basic and Diluted                                                               130.9


The accompanying notes are an integral part of the Consolidated Financial Statements. See Note 3 for Consolidated Statement of Operations for Debtors Only.

                           BETHLEHEM STEEL CORPORATION

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTOR-IN-POSSESSION)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                           JANUARY 31,
                                                                                              2002
                                                                                           (unaudited)
                                                                                       --------------------
  ASSETS
Current Assets:
       Cash and cash equivalents                                                                    $ 77.4
       Receivables, less allowances                                                                  384.8
       Inventories:
            Raw materials                                                                            247.8
            Finished and semifinished                                                                480.7
                                                                                       --------------------
            Total Inventories                                                                        728.5
       Other current assets                                                                           21.1
                                                                                       --------------------
TOTAL CURRENT ASSETS                                                                               1,211.8
INVESTMENTS AND MISCELLANEOUS ASSETS                                                                 112.9
PROPERTY, PLANT AND EQUIPMENT, less accumulated depreciation of $4,388.3                           2,671.9
INTANGIBLE PENSION ASSET                                                                             225.0
                                                                                       --------------------
TOTAL ASSETS                                                                                     $ 4,221.6
                                                                                       ====================

                              LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
       Accounts payable                                                                            $ 155.0
       Accrued employment costs                                                                       44.6
       Debt and capital lease obligations - current                                                   19.7
       Other current liabilities                                                                      70.0
                                                                                       --------------------
TOTAL CURRENT LIABILITIES                                                                            289.3

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS                                                         133.5
DEBTOR-IN-POSSESSION FINANCING                                                                       205.7
DEBT SECURED BY INVENTORY                                                                            289.9
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES                                                        146.7

LIABILITIES SUBJECT TO COMPROMISE (Note 2)                                                         4,878.7

STOCKHOLDERS' DEFICIT:
       Preferred Stock                                                                                11.4
       Preference Stock                                                                                2.0
       Common Stock                                                                                  135.8
       Common Stock held in treasury at cost                                                         (65.9)
       Additional paid-in capital                                                                  1,908.4
       Accumulated other comprehensive loss                                                         (833.0)
       Accumulated deficit                                                                        (2,880.9)
                                                                                       --------------------
TOTAL STOCKHOLDERS' DEFICIT                                                                       (1,722.2)
                                                                                       --------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                      $ 4,221.6
                                                                                       ====================

The accompanying notes are an integral part of the Consolidated Financial Statements. See Note 3 for Consolidated Balance Sheet of the Debtors Only.

                           BETHLEHEM STEEL CORPORATION
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                  JANUARY 31, 2002
                                                                                                ---------------------
                                                                                                       MONTH
                                                                                                       ENDED
                                                                                                    (unaudited)
                                                                                                ---------------------
     OPERATING ACTIVITIES:
           Net loss                                                                                          $ (41.9)

           Adjustments for items not affecting cash from operating activities:
                Depreciation                                                                                    20.7
                Recognition of deferred gains                                                                   (1.8)
                Reorganization items                                                                             1.3
                Other - net                                                                                      2.2
           Working capital (excluding financing and investing activities):
                Receivables                                                                                    (34.5)
                Inventories                                                                                     (3.2)
                Accounts payable                                                                                (0.6)
                Other                                                                                            5.4
           Funding postretirement benefits:
                Pension funding less than expense                                                               12.1
                Retiree healthcare and life insurance benefit payments less than expense                         5.7
                                                                                                ---------------------
     CASH USED FOR OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                                            (34.6)
                                                                                                ---------------------

           Reorganization items                                                                                 (1.3)
                                                                                                ---------------------
     CASH USED FOR OPERATING ACTIVITIES                                                                        (35.9)
                                                                                                ---------------------

     INVESTING ACTIVITIES:
           Capital expenditures                                                                                 (4.9)
           Cash proceeds from asset sales                                                                       15.6
                                                                                                ---------------------
     CASH PROVIDED FROM INVESTING ACTIVITIES                                                                    10.7
                                                                                                ---------------------

     FINANCING ACTIVITIES:
           Borrowings                                                                                            0.1
           Debt and capital lease payments                                                                      (0.7)
           Other payments                                                                                       (0.8)
                                                                                                ---------------------
     CASH USED FOR FINANCING ACTIVITIES                                                                         (1.4)
                                                                                                ---------------------

     NET DECREASE IN CASH AND CASH EQUIVALENTS                                                                 (26.6)
     CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                                           104.0
                                                                                                ---------------------
                               - END OF PERIOD                                                                $ 77.4
                                                                                                =====================

     SUPPLEMENTAL CASH PAYMENT INFORMATION:
           Interest, net of amount capitalized                                                                 $ 3.5
           Capital lease obligations incurred                                                                    1.9

     LIQUIDITY AT MONTH END                                                                                  $ 276.8



The accompanying notes are an integral part of the Consolidated Financial Statements.

                           BETHLEHEM STEEL CORPORATION
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)

           NOTES TO JANUARY 31, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. The 2002 Consolidated Financial Statements are unaudited and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission.

2. Liabilities subject to compromise (in millions) at January 31, 2002 follows:


      Other postemployment benefits      $          2,012.0
      Pension                                       1,636.1
      Unsecured debt                                  526.7
      Accounts payable                                215.3
      Accrued employment costs                        259.7
      Other accrued liabilities                       151.4
      Accrued taxes and interest                       77.5
                                         -------------------
      Total                               $         4,878.7
                                         ===================


Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month ended January 31, 2002, the following have been incurred (in millions):


                                            Month
                                     -------------------

      Professional fees              $              1.3
      Other adminstrative fees                      0.1
      Interest income                              (0.1)
                                     -------------------
      Total                           $             1.3
                                     ===================



Under bankruptcy law, the Debtors are not permitted to make scheduled principal and interest payments on secured debt, unless specifically ordered as adequate protection by the Court. Interest on unsecured debt that was not charged to earnings for the period from January 1 to January 31, 2002 was approximately $4 million.

3. Summarized consolidated Statement of Operations and Balance Sheet (in millions) for the Debtors only follows:

      SUMMARIZED CONSOLIDATED STATEMENT OF OPERATIONS
                                                                           ONE MONTH
                                                                             ENDED
                                                                          JANUARY 31,
                                                                              2002
                                                                      ------------------
      Net Sales                                                       $           271.5
      Costs and Expenses                                                          307.8
                                                                      ------------------
          Loss from Operations                                                    (36.3)
      Reorganization Items                                                         (1.3)
      Financing Income (Expense) - Net                                             (4.3)
      Equity in Income of Unconsolidated Subsidiaries                                 -
                                                                      ------------------
        Net Loss                                                                  (41.9)
      Dividend Requirements on Preferred and Preference Stock                       3.3
                                                                      ------------------
        Net Loss Applicable to Common Stock                           $           (45.2)
                                                                      ==================


      SUMMARIZED CONSOLIDATED BALANCE SHEET
                                                                          JANUARY 31,
                                                                              2002
                                                                      ------------------
                                  ASSETS
      Current Assets:
        Cash and cash equivalents                                     $            71.9
        Receivables, less allowances                                              379.1
        Inventories                                                               700.2
        Other current assets                                                       20.2
                                                                      ------------------
      Total Current Assets                                                      1,171.4
      Investments and miscellaneous assets                                        125.5
      Property, plant and equipment, less accumulated
        depreciation of $4,126.3                                                2,611.2
      Intangible pension asset                                                    225.0
                                                                      ------------------
      Total Assets                                                     $        4,133.1
                                                                      ==================

                   LIABILITIES AND STOCKHOLDERS' DEFICIT

      Current Liabilities:
        Accounts payable                                              $           139.2
        Accrued employment costs and taxes                                         32.9
        Debt and capital lease obligations - current                               19.7
        Other current liabilities                                                  52.3
                                                                      ------------------
      Total Current Liabilities                                                   244.1
      Long-term Debt and Capital Lease Obligations                                133.5
      Debtor-in-Possession Financing                                              205.7
      Debt Secured by Inventory                                                   289.9
      Deferred Gains and Other Long-Term Liabilities                              103.4

      Liabiliites Subject to Compromise                                         4,878.7

      Total Stockholders' Deficit                                              (1,722.2)
                                                                      ------------------
      Total Liabilities and Stockholders' Deficit                      $        4,133.1
                                                                      ==================

                           BETHLEHEM STEEL CORPORATION
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements


                                                                 Month Ended
       (dollars in thousands)                                 January 31, 2002
                                                              ----------------

       Bethlehem Steel Corporation                                   $295,996
       Chicago Cold Rolling, L.L.C.                                       551
       Alliance Coating Company, LLC                                      957
       Bethlehem Steel de Mexico, S.A. de C.V.                             59
       BethEnergy Mines Inc.                                              211
       Bethlehem Cold Rold Corporation                                      0
       Bethlehem Development Corporation                                    0
       Bethlehem Rail Corporation                                           7
       Bethlehem Steel Export Company of Canada, Limited                    0
       Bethlehem Steel Export Corporation                                   0
       BethPlan Corp.                                                       0
       Eagle Nest Inc.                                                      0
       Encoat North Arlington, Inc.                                        33
       Energy Coatings Company                                              0
       Greenwood Mining Corporation                                         0
       HPM Corporation                                                      0
       Kenacre Land Corporation                                             0
       LI Service Company                                                 106
       Marmoraton Mining Company, Ltd.                                      5
       Mississippi Coatings Limited Corporation                             0
       Mississippi Coatings Line Corporation                                0
       Ohio Steel Service Company, LLC                                      0
       Primeacre Land Corporation                                          11
                                                               ---------------
                                                                     $297,936



Note:   Inter-company disbursements are excluded from this schedule.

                           BETHLEHEM STEEL CORPORATION
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.